Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Amar Maletira, President and Chief Financial Officer of Rackspace Technology, Inc. (the “Company”), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.The Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Rackspace Technology, Inc.

Date:	August 11, 2021	By:	/s/ Amar Maletira
Amar Maletira
President and Chief Financial Officer
(Principal Financial and Accounting Officer)